RICHARD I. ANSLOW & ASSOCIATES
                           4255 Route 9, Suite D
                        Freehold, New Jersey  07728

March 30, 1999

United States Securities and Exchange Commission
Division of Corporate Finance
450 5th Street, N.W.
Washington, D.C. 20549

     Re:     SILVER STAR FOODS, INC.
             FORM 8-A

Dear Sir/Madam:

Enclosed herewith is Form 8-A on behalf of Silver Star Foods, Inc. Please note that Silver Star has filed Form SB-2 under file #333-42311. The SB-2 and accompanying amendments have basically cleared all comments with the sec.

Please note that this Form 8-A shall be deemed effective when Form SB-2 is deemed effective by the SEC.

If you have any furhter questions, please call me.

Very truly yours,

RICHARD I. ANSLOW & ASSOCIATES

By: /s/ Richard I. Anslow
--------------------------
        RICHARD I. ANSLOW

RIA/tp
cc:   Richard Wulff, Esq.  Chief, Office of Small Business

    ----------------------------------------------------------
    ----------------------------------------------------------

                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549

                            FORM 8-A
              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                            SILVER STAR FOODS, INC.
                  (Exact name of Registrant as specified in its charter)
 New York                                               11-3265942
-----------------------                               --------------------
(State of Incorporation)                              (IRS Employer
                                                      Identification No.)
1000 South Avenue
Staten Island, New York                                10314
---------------------------------------                -------------------
(Address of principal executive offices)               (Zip Code)

If this form relates to the                  If this form relates to the
registration of a class of debt              registration of a class of debt
securities and is effective upon filing      securities and is to become
pursuant to General                          effective simultaneously with
Instruction A(c)(1) please check             the effectiveness of a
the following box.                           concurrent registration
                                             statement under
                                             the Securities Act of 1933
                                             pursuant to General
                                             Instruction A(c)(2) please
                                             check the following box.

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to registered pursuant to Section 12(g) of the Act:

Unit consisting of One Share of Common Stock, par value $0.0001 and Two Common Stock Purchase Warrants.

Common Stock, par value $0.0001

Common Stock Purchase Warrants
  -----------------------------------------------------------------------
  -----------------------------------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered.
         ----------------------------------------------------------------
          The information contained under the headings entitled
"DESCRIPTION OF SECURITIES" - "Common Stock", and
"DESCRIPTION OF SECURITIES" "Warrants" of the Prospectus included in the Registrant's Registration Statement on Form SB-2
(Registration No. 333-42311), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  Exhibits.
----------
          1.   The Company's Bylaws
          2.   Certificate of Incorporation and Certificates of
               Amendments of the Certificate of Incorporation.**
          3.   Form of Public Warrant Agreement. ***
          4.   Form of Warrant Certificate.****
          5.   Form of Common Stock Certificate.*****
          6.   Form of Unit Certificate. ******
--------------
*       Filed, by amendment, as Exhibit 3.2 to the Registrant's
        Registration Statement on Form SB-2  (Registration No.
        333-42311), as amended, and incorporated herein by reference.
** Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-42311), as amended, and incorporated herein by reference.
*** Filed as Exhibit 4.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-42311), as amended, and incorporated herein by reference.
**** To be filed, by amendment, as Exhibit 4.2 to the Registrant's Registration Statement on Form SB-2 (Registration No.
        333-42311) as amended, and incorporated herein by reference.
***** To be filed, by amendment, as Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 (Registration No.
        333-42311), as amended, and incorporated herein by reference.
****** To be filed, by amendment, as Exhibit 4.4 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-42311), as amended, and incorporated herein by reference.

                              SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 SILVER STAR FOODS, INC.
                                 (Registrant)


Dated: March 30, 1999            By: /s/ Michael Trotta
                                 --------------------------------------
                                         Michael Trotta
                                         Chairman of the Board of Directors,
                                         Chief Executive Officer, President,
                                         Chief Financial Officer, Principal
                                         Accounting Officer and Secretary